Exhibit 10.4

                      AMENDED AND RESTATED PLEDGE AGREEMENT

         THIS AGREEMENT is made this 23th day of February 2004 by and between TOTAL IDENTITY CORP., a Florida corporation ("Shareholder") and ROBERT DAVID ("Secured Party").

                                    RECITALS

                  A. Shareholder and Secured Party entered into a Pledge Agreement October 13, 2004 (the "Original Pledge Agreement") relating to the sale by Secured Party to Shareholder of shares of the common capital stock of Total Identity Systems Corp., a New York corporation ("Total New York") pursuant to a Stock Purchase Agreement dated of even date therewith (the "Stock Purchase Agreement").

                  B. Shareholder and Secured Party have amended the Stock Purchase Agreement in Amendment No. 1 to Stock Purchase Agreement of even date herewith ("Amendment No. 1").

                  C. As provided in Amendment No. 1, the promissory note issued by Shareholder in favor of Secured Party under the Stock Purchase Agreement has been amended and restated in an Amended and Restated Promissory Note of even date herewith (the "Restated Promissory Note").

                  D. On October 13, 2003, Shareholder acquired shares of the common capital stock of Total New York from Total New York pursuant to a Stock Purchase Agreement (the "Corporate Stock Purchase Agreement").

                  E. Shareholder, Total New York and Secured Party have amended the Corporate Stock Purchase Agreement in Amendment No. 1 to Stock Purchase Agreement of even date herewith ("Corporate Amendment No. 1").

                  F. Shareholder and Secured Party are entering into this Amended and Restated Pledge Agreement to amend and restate the Original Pledge Agreement to confirm to the understandings reached in Amendment No. 1 and Corporate Amendment No. 1.

                  G. On October 13, 2003, an affiliate of Secured Party and Total New York entered into a Lease covering certain premises located at 2340 Townline Road, Rochester New York (the "Lease"), which Lease was amended by Lease Amendment of even date herewith (collectively, the "Amended Lease").

                  H. On October 13, 2003, Secured Party and Shareholder entered into an Employment Agreement (the "Employment Agreement"), and Secured Party and Shareholder have entered into a consulting agreement of even date herewith that, among other things, terminated the Employment Agreement (the "Consulting Agreement").

                                    AGREEMENT

         NOW, THEREFORE, Shareholder and Secured Party agree as follows:

         Section 1. Termination of Original Pledge Agreement. The Original Pledge Agreement is hereby terminated and shall cease to be of any further or effect and simultaneously this Amended and Restated Pledge Agreement shall now govern the security interest being granted by Shareholder in favor of Secured Party under the Stock Purchase Agreement, as amended by Amendment No. 1 (collectively referred to as the "Amended Stock Purchase Agreement").

         Section 2. Pledge and Grant of Security Interest. As absolute and unconditional security for the payment promptly when due by Shareholder of its obligations under the Restated Promissory Note, the Amended Stock Purchase Agreement, the Corporate Stock Purchase Agreement, as amended by Corporate Amendment No. 1 (collectively, the Amended Corporate Stock Purchase Agreement"), the Amended Lease and the Consulting Agreement, including, without limitation, payment of all principal, interest, costs of collection and attorneys' fees
(collectively,  the  "Obligations"),  Shareholder  hereby  pledges,  assigns and transfers to Secured Party and grants to Secured Party a security interest in and to: (a) all the shares of the common capital stock of Total New York sold to Shareholder under the Amended Stock Purchase Agreement (the "Shares"); (b) all the shares of the common capital stock of Total New York sold to Shareholder under the Amended Corporate Stock Purchase Agreement (the "Corporate Shares" and, together with the Shares, the "Pledged Shares") and (ii) all share dividends, liquidating dividends, shares resulting from stock splits, reclassifications, warrants, options, non-cash distributions, rights to subscribe and other rights and distributions on or with respect to the Pledged Shares (other than dividends or other distributions paid in cash, if at the time of payment Shareholder is not in default with respect to any of its Obligations under the Restated Promissory Note) (collectively, the "Collateral").

         Section 3. Mechanics of Pledge. All the Collateral shall be held in escrow by Shapiro, Rosenbaum, Liebschultz & Nelson, LLP, counsel to Secured Party (the "Escrow Agent"), pursuant to the terms of an escrow agreement of even date herewith (the "Escrow Agreement"), under which the Escrow Agent will hold the Collateral in escrow pending (a) a default under this Agreement, in which event the Collateral shall be delivered to Secured Party or (b) payment in full of the Obligations, in which event the Collateral shall be delivered to Shareholder, all as provided in the Escrow Agreement. In furtherance thereof, the Escrow Agent hereby acknowledges receipt of: (i) the stock certificates representing the Pledged Shares, and (ii) executed stock powers with respect to the Pledged Shares, endorsed in blank. Shareholder authorizes Secured Party to file in the appropriate UCC filing offices UCC-1 financing statements with
respect  to  the  security  interest  created  under  this  Agreement,   showing
Shareholder as Debtor and Secured Party as secured party and executed by Shareholder.

         Section 4. Covenants. (a) It is the intent of Shareholder and Secured Party that Secured Party shall retain a security interest in and to the Collateral and, for so long as the Obligations remain outstanding, in and to at least 51% of the issued and outstanding shares of common capital stock of Total New York. Accordingly, (i) prior to payment in full of the Obligations under the Amended Corporate Stock Purchase Agreement, Total New York shall not issue any additional shares of its capital stock without the prior written consent of Secured Party and Shareholder, and, thereafter (ii) in the event that Total New York issues additional shares of common capital stock, or securities having voting rights or securities convertible into common capital stock of Total New York, additional securities of Total New York shall be issued to the Shareholder and pledged hereunder to the extent necessary so that Secured Party retains a security interest in and to at least 51% of the issued and outstanding shares of voting capital stock of Total New York on a fully diluted basis. Any such additional shares shall be deemed "Collateral" within the meaning of this Agreement.

                  (b) At such time, if any, as all or a portion of the Pledged Shares are delivered by the Escrow Agent to Secured Party under the Escrow Agreement, Shareholder shall deliver to Secured Party (or an agent designated by Secured Party), promptly upon request of Secured Party, such proxies and other documents as may be necessary to allow Secured Party to exercise the voting power with respect to any Pledged Shares or other capital shares owned by Shareholder included in the Collateral. In the absence of delivery of the Pledged Shares to Secured Party under the Escrow Agreement, Shareholder shall be entitled to exercise all voting rights attendant to the Pledged Shares.

         Section 5. Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to Secured Party as follows:

                  (a) Capacity. Shareholder has full legal right and capacity to execute, deliver and perform this Agreement, and this Agreement constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms.

                  (b) Ownership of Collateral. Shareholder is and will continue to be the lawful owner of the Pledged Shares, which is and shall at all times remain free and clear of all security interests, liens, encumbrances, claims and rights of others, except as otherwise permitted under this Agreement.

                  (c) No Violation. The execution, delivery and performance by Shareholder of this Agreement does not violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or (except as contemplated hereby) result in the creation of any security interest, lien, or other encumbrance upon any of the properties or assets of Shareholder under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or loan agreement or other agreement, instrument or obligation to which Shareholder is a party, or by which Shareholder or any of its properties or assets may be bound or affected.

                  (d) Creation of Valid Security Interest. Upon the delivery to Secured Party of the certificate or certificates representing the Pledged Shares, accompanied by stock powers endorsed in blank, Secured Party shall have a valid first perfected security interest in the Pledged Shares, subject to the terms of this Agreement.

         Section 6. Events of Default. (a) The following shall constitute Events of Default under this Agreement:

                  (i) Any default by Shareholder under the Amended Stock Purchase Agreement.

                  (ii) Any default by Shareholder under the Amended Corporate Stock Purchase Agreement.

                  (iii) Any default by Shareholder under the Restated Note.

                  (iv) Any default by Total Identity Systems Corp., a New York corporation, in its obligation to pay "rent," as provided in a certain Lease dated October 13, 2003, by and between TISC and 2340 Townline Road Corporation, as amended by Lease Amendment of even date herewith.

                  (v) Any default by Shareholder in its obligation to pay consulting fees and/or health benefits to Secured Party, as provided in a certain Consulting Agreement between Shareholder and Secured Party of even date herewith.

         Upon the occurrence of an Event of Default, following the expiration of all applicable grace periods, Secured Party shall notify the Escrow Agent of such occurrence, and the provisions of the Escrow Agreement shall govern disposition of the Collateral to Shareholder and/or Secured Party. In the event that all or a portion of the Collateral is delivered to Secured Party by the Escrow Agent, Secured Party shall thereupon be entitled to retain the Collateral or shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Florida and under any other applicable law, together with all rights and remedies provided in this Agreement with respect to all of the Collateral subject to this Agreement. Any notification required by law of intended disposition by Secured Party of any of the Collateral shall be deemed reasonably and properly given if given at least 10 days before such disposition and Secured Party agrees to provide such written notice of intended disposition to Shareholder. At any bona fide public sale, Secured Party shall be free to purchase all or any part of the Collateral. Out of the proceeds of any sale, Secured Party shall be entitled to retain an amount sufficient to satisfy Shareholder's Obligations to Secured Party, plus the amount of the expenses of the sale and related attorneys' fees incurred by Secured Party, and shall pay any balance of such proceeds to Shareholder. In any Notice of Default sent by the Secured Party to the Escrow Agent under the terms of the Escrow Agreement, said Notice shall specify whether the Secured Party intends to retain the Collateral or to sell the Collateral by bona fide public or private sale. In the event Secured Party elects to retain the Collateral as set forth in such Notice, as a condition to retaining the Collateral, Secured

Party shall pay or cause to be paid to Shareholder, within thirty (30) days following the date the Collateral is released from escrow by the Escrow Agent, all amounts theretofore paid by Shareholder to Total New York under the Amended Corporate Stock Purchase Agreement, and by Shareholder to Secured Party under the Restated Promissory Note, less the expenses incurred by Secured Party in recovering the Collateral and any related attorneys' fees incurred by Secured Party (the "Shareholder Repayment"). In the event that Shareholder Repayment is not received by Shareholder prior to the expiration of the said thirty (30) day period, then retention of the Collateral by Secured Party shall not be an available remedy to Secured Party, and Secured Party shall sell the Collateral at a bona fide public or private sale in accordance with this Agreement and the applicable provisions of Article 9 of the Uniform Commercial Code then in effect.

         (b) Without limitation on the rights provided to Secured Party hereinabove set forth, upon delivery of the Collateral to Secured Party by the Escrow Agent, Secured Party may take from time to time, all or any of the following actions (and Shareholder hereby appoints Secured Party and Secured Party's successors and assigns as such Shareholder's true and lawful attorney to take such actions, irrevocably and with full power of substitution, in the name of Shareholder or otherwise):

                  (i) to collect by legal proceedings or otherwise,  receive and receipt for all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral and to endorse any checks, other instruments or orders in connection therewith;

                  (ii) to enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the Collateral, and in connection therewith, to deposit or surrender control of such Collateral thereunder, accept other property in exchange for such Collateral and do and perform such acts and things as Secured Party may deem proper, and any money or property received in exchange for such Collateral shall be held by Secured Party pursuant to the provisions of this Agreement;

                  (iii) to vote the Pledged Shares;

                  (iv) make any compromise or settlement Secured Party deems desirable or proper with reference to the Collateral;

                  (v) to cause all or any part of the Collateral to be transferred to Secured Party's name or to the name of a nominee designated by Secured Party;

                  (vi) to date and otherwise complete to the extent Secured Party deems necessary the undated stock powers delivered upon the signing of this Agreement; and

                  (vii) to file any claims or take any actions or institute any proceedings which Secured Party deems necessary or advisable in its sole and complete discretion and to compromise, litigate or settle the same.

         (c) Shareholder acknowledges that compliance with the Federal securities laws, applicable blue sky or other state securities laws or similar laws analogous in purpose or effect may strictly limit the course of conduct of Secured Party if Secured Party attempts to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Accordingly, SHAREHOLDER AGREES THAT IF ANY COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, SECURED PARTY MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO SECURED PARTY, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF
1933, AS AMENDED, AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE. Without limiting the generality of the foregoing, the provisions of this paragraph would apply if, for example, Secured Party were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if Secured Party placed all or any part of the Collateral privately with a purchaser or purchasers.

         Section 7. Return of Collateral. At such time as the Obligations have been paid in full, Secured Party shall join with Shareholder in directing the Escrow Agent to return the Collateral then its possession to Shareholder.

         Section 8. Obligations Not Affected. (a) The obligations of Shareholder under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                  (i) any amendment, modification, addition, supplement, extension, increase or substitution to or for the Obligations, or any other instrument executed in connection with any of the Obligations, or any assignment or transfer thereof;

                  (ii) any exercise, non-exercise or waiver by Secured Party of any right, remedy, power or privilege under or in respect of the Obligations, this Agreement or any instrument executed pursuant to it;

                  (iii) any waiver, consent, extension, indulgence, delay, or other action or inaction in respect of, the Obligations, this Agreement or any instrument executed pursuant to such or any assignment or transfer thereof;

                  (iv) the disposition, impairment, release, surrender, substitution, or modification of any other collateral securing the Obligations or any failure to perfect a security interest in any such collateral;

                  (v) any release (including adjudication or discharge in bankruptcy) or settlement with any person primarily or secondarily liable for the Obligations (including, without limitation, any maker, indorser, guarantor or surety);

                     (vi)  any  delay,  omission,   waiver,  or  forbearance  in
         exercising any right or power with respect to the Obligations or this Agreement;

                     (vii) any defense arising from the enforceability or validity of the Obligations or this Agreement or any part thereof, or the genuineness, enforceability or validity of any agreement relating thereto;

                     (viii) any other act or omission which might constitute a legal or equitable discharge of Shareholder;

                     (ix) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of Shareholder or any other person, whether or not by notice or knowledge of any of the foregoing.

         (b) Shareholder hereby waives all defenses based on suretyship or impairment of collateral, presentment, protest, demand for payment, any right of set-off, notice of dishonor or default, notice of acceptance of this guaranty, notice of the incurring of any of the Obligations and notice of any other kind in connection with the Obligations or this Agreement.

         Section 9. Protection of Collateral. Secured Party may, upon ten days' prior written notice to Shareholder, perform, from time to time, at its option, any act which Shareholder has agreed under this Agreement to perform and which Shareholder has failed to perform which Secured Party deems necessary for the maintenance, preservation or protection of any of the Collateral or of Secured Party's security interest therein. Shareholder shall, upon demand, repay to Secured Party all moneys advanced by Secured Party in respect to its Collateral in connection with the foregoing, together with interest at a rate (or any maximum lesser rate permitted by applicable law) per annum equal to the interest rate on the Promissory Note.

         Section 10. Reasonable Care. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Shareholder requests in writing with respect to its Collateral, but failure of Secured Party to comply with any such request shall not in itself be deemed a failure to exercise reasonable care, and no failure by Secured Party to do any act with respect to the preservation of any Collateral not so requested by Shareholder shall be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral.

         Section 11. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by courier, mail or hand delivery, and will be deemed to have been delivered upon receipt. The addresses for such communications shall be:

        To Shareholder at: Total Identity Corp.
                           2340 Brighton-Henrietta Town Line Road
                           Rochester, New York 14623
                           Telephone: (585) 427-9050

         With a copy to:        Schneider Weinberger LLP
                                Suite 108
                                2499 Glades Road
                                Boca Raton, Florida 33431

                                Attention:  Steven I. Weinberger, Esq.
                                Telephone: (561) 362-9595

         To Secured Party at:   Robert David
                                3006 East Avenue
                                Rochester, New York 14610
                                Telephone: (585) 383-0977

         With a copy to:        Shapiro, Rosenbaum, Liebschutz & Nelson, LLP
                                1100 Crossroads Building
                                Two State Street
                                Rochester, New York 14614
                                Attention:  Warren B. Rosenbaum, Esq.
                                Telephone (585) 232-2282

Each party shall provide three days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, or (b) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service or receipt from a nationally recognized overnight delivery service.

         Section 12. Remedies Cumulative. No remedy herein conferred is intended to be exclusive of any other remedy, but every such remedy shall be cumulative and in addition to every other remedy conferred in this Agreement, or conferred on Secured Party by any other agreement, instrument or security, or now or hereafter existing at law or in equity or by statute.

         Section 13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, and, without limiting the foregoing, all rights and powers under this Agreement or with respect to Secured Party may be exercised by any successor or assign of Secured Party.

         Section 14. Governing Law; Arbitration. This agreement shall be governed by and interpreted in accordance with the laws of the state of Florida without regard to the principles of conflict of laws. Each of the parties irrevocably and unconditionally agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be settled by binding arbitration conducted in accordance with the Commercial Rules of Arbitration of the American Arbitration Association ("AAA"). The arbitration shall take place at such location as the AAA determines, and shall be heard by three arbitrators selected in accordance with AAA Rules of Commercial Arbitration. The Arbitrators shall render a reasoned award and such award shall be signed and dated. Any witness residing outside of the state in which the arbitration is heard may testify by affidavit, and such affidavit shall be admissible at any arbitration hearing. The decision of the arbitrators shall be final and binding upon the parties, and the arbitration award may be entered in any court of competent jurisdiction. Initially, each of the parties shall pay one-half of the fees of the AAA (other than filing fees), including without limitation hearing and arbitrators' fees, and the parties' obligation to pay such fees shall be enforceable in any court of competent jurisdiction. The parties to any arbitration hereunder agree to submit for determination by the arbitrators, the amount of fees and expenses, including reasonable attorney's fees, to be borne by each party.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

                                  "Shareholder"

                                  TOTAL IDENTITY CORP., a Florida corporation



                                  By: /s/ Philip C. Mistretta
                                      -----------------------------------------
                                      Philip C. Mistretta
                                      President

                                 "Secured Party"

                                 /s/ Robert David
                                 -----------------------------------------
                                 Robert David

                                   STOCK POWER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________ the _____________________ (_____) common shares of
Total Identity Systems Corp., a New York corporation (the "Corporation"), standing in the name of the undersigned on the books of the corporation and represented by Certificate(s) Nos. _______ herewith, and does hereby irrevocably constitute and appoint ___________________ attorney to transfer the shares on the books of the corporation, with full power of substitution in the premises.



                                     ------------------------------------------
Dated: ____________________          Philip C. Mistretta, as President of Total
                                     Identity Systems Corp., a Florida
                                     corporation